Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended May 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,889,876)
Unrealized Gain (Loss) on Market Value of Futures	(9,433,894)
Interest Income	28,711
ETF Transaction Fees	1,750
Total Income (Loss)	$(13,293,309)

Expenses
Management Fees	$370,574
Professional Fees	92,443
Brokerage Commissions	54,518
Prepaid Insurance Expense	6,133
Non-interested Directors' Fees and Expenses	3,601
Total Expenses	$527,269
Net Income (Loss)	$(13,820,578)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/15	$540,866,038
Additions (400,000 Shares)	18,808,178
Net Income (Loss)	(13,820,578)

Net Asset Value End of Month	$545,853,638
Net Asset Value Per Share (11,850,000 Shares)	$46.06

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended May 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$121,202
Unrealized Gain (Loss) on Market Value of Futures	(223,213)
Interest Income	68
Total Income (Loss)	$(101,943)

Expenses
Professional Fees	$5,545
Management Fees	1,073
Brokerage Commissions	144
Prepaid Insurance Expense	23
Non-interested Directors' Fees and Expenses	13
Total Expenses	6,798
Expense Waiver	(5,477)
Net Expenses	$1,321
Net Income (Loss)	$(103,264)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/15	$1,949,832
Net Income (Loss)	(103,264)

Net Asset Value End of Month	$1,846,568
Net Asset Value Per Share (100,000 Shares)	$18.47

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended May 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(87,866)
Unrealized Gain (Loss) on Market Value of Futures	45,073
Unrealized Gain (Loss) on Foreign Currency Translations	(105)
Interest Income	108
Total Income (Loss)	$(42,790)

Expenses
Professional Fees	$4,943
Management Fees	1,149
Brokerage Commissions	302
Prepaid Insurance Expense	18
Non-interested Directors' Fees and Expenses	14
Total Expenses	6,426
Expense Waiver	(5,177)
Net Expenses	$1,249
Net Income (Loss)	$(44,039)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/15	$2,089,229
Net Income (Loss)	(44,039)

Net Asset Value End of Month	$2,045,190
Net Asset Value Per Share (100,000 Shares)	$20.45

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended May 31, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,856,540)
Unrealized Gain (Loss) on Market Value of Futures	(9,612,034)
Unrealized Gain (Loss) on Foreign Currency Translations	(105)
Interest Income	28,887
ETF Transaction Fees	1,750
Total Income (Loss)	$(13,438,042)

Expenses
Management Fees	$372,796
Professional Fees	102,931
Brokerage Commissions	54,964
Prepaid Insurance Expense	6,174
Non-interested Directors' Fees and Expenses	3,628
Total Expenses	540,493
Expense Waiver	(10,654)
Net Expenses	$529,839
Net Income (Loss)	$(13,967,881)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/15	$544,905,099
Additions (400,000 Shares)	18,808,178
Net Income (Loss)	(13,967,881)

Net Asset Value End of Month	$549,745,396

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612